UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2004

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)
303 Peachtree St., N.E.	Atlanta, Georgia	30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code    (404) 588-7711

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 14, 2004, SunTrust Banks, Inc. ("SunTrust" or the "Registrant") issued a press release announcing that it has received notice from the Securities and Exchange Commission (the "SEC") that the SEC is conducting an informal inquiry into the circumstances surrounding SunTrust's recent announcement that it expects to restate its financial statements for the first and second quarters of fiscal 2004 and related matters. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits.

99.1 Press release issued by SunTrust on October 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC. (Registrant)

Date: October 15, 2004

By: /s/ Raymond D. Fortin
Raymond D. Fortin Senior Vice President and General Counsel